[LOGO OMITTED]

WESTWOOD HOLDINGS GROUP, INC.

WHG SMIDCAP FUND

Summary Prospectus | March 1, 2010
TICKER: Institutional Shares -- WHGMX

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.whgfunds.com. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to whgfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The investment objective of the WHG SMidCap Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
                                               Institutional Shares
    ----------------------------------------------------------------------------
    Management Fees                                   0.75%
    ----------------------------------------------------------------------------
    Other Expenses (1)                                0.44%
    ----------------------------------------------------------------------------
      Shareholder Service Fees                        0.06%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses (2,3)        1.25%
    ----------------------------------------------------------------------------

    (1) Other Expenses include acquired fund fees and expenses of less than 0.01%.
    (2) Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, and not acquired fund fees and expenses.

    (3) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year  3 Years  5 Years  10 Years
                     ------  -------  -------  --------
                      $127    $397      $686    $1,511

PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investment in foreign companies will normally represent less than 25% of the Fund's assets.

    The Fund invests in approximately 50-65 securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

    INVESTMENTS IN ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

    REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

    ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

    MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's web-site at WWW.WHGFUNDS.COM or by calling 1-877-FUND-WHG.


                            [BAR GRAPH OMITTED]

                    20.60%   10.47%   (27.43)%   34.27%
                     2006     2007     2008       2009


                        BEST QUARTER   WORST QUARTER
                            16.84%       (19.64)%
                         (09/30/09)     (12/31/08)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            Since
                                                          Inception
                                                 1 Year   (12/19/05)
    ----------------------------------------------------------------------------
    Fund Returns Before Taxes                    34.27%      6.60%
    ----------------------------------------------------------------------------
    Fund Returns After Taxes on Distributions    34.08%      6.21%
    ----------------------------------------------------------------------------
    Fund Returns After Taxes on Distributions
      and Sale of Fund Shares                    22.28%      5.54%
    ----------------------------------------------------------------------------
    Russell 2500 Index (reflects no deduction
      for fees, expenses, or taxes)              34.39%      0.01%
    ----------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Westwood Management Corp. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

    Ms. Susan M. Byrne, Chairman and Chief Investment Officer, founded the Adviser in 1983.

    Ms. Kellie R. Stark, CFA, Executive Vice President and Research Analyst, joined the Adviser in 1993.

    Mr. David S. Spika, CFA, Vice President and Investment Strategist, joined the Adviser in 2003.

    Mr. Ragen R. Stienke, CFA, Vice President and Research Analyst, joined the Adviser in 2004.

    Mr. Corey Henegar, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

    To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

    If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                                 WHG-SM-002-0100